Howard Weil Incorporated Institutional Sales Presentation February 22, 2007

Disclosure This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, that address activities that Mariner assumes, plans, expects, believes, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. Our forward-looking statements are generally accompanied by words such as "may", "will", "estimate", "believe", "expect", "anticipate", "potential", "plan", or other words that convey the uncertainty of future events or outcomes. Such forward-looking statements, which include our guidance estimates, involve known and unknown risks, uncertainties and other factors that may cause Mariner's actual results or plans to differ materially from those in the forward-looking statements. There can be no assurance that any guidance estimates can or will be achieved. The forward looking statements made in this presentation are based on the current beliefs of Mariner based on currently available information and assumptions that Mariner believes are reasonable. Mariner does not undertake any obligation to update estimates or other forward looking statements as conditions change or additional information becomes available. Investors are urged to read the Annual Report on Form 10-K for the year ended December 31, 2005 and other documents filed by Mariner with the Securities and Exchange Commission ("SEC") that contain important information including detailed risk factors. The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Mariner uses the terms "probable," "possible" and "non-proved" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit it from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. Unless otherwise stated, all well information in this presentation is presented on a gross or "8/8th's" basis and all production is presented net to Mariner's revenue interest. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of Mariner.

Overview Independent E&P company with principal operations in three areas: Shelf GOM Deepwater GOM West Texas Listed on the NYSE (Ticker: ME) since March 2, 2006 Corporate highlights Market Cap. ~ $1.6 billion 200+ employees 946 producing wells HQ in Houston, TX with offices in Midland, TX and Lafayette, LA

Balance, Efficient Growth, Opportunity Shelf 46% West Texas 36% Deepwater 18% 2006 Proved Reserves Balance 716 Bcfe year-end 2006 proved reserves fully-engineered by Ryder Scott Proved reserves: 60% gas, 57% developed Reserves to pro-forma production ratio of 8.1 (1) Efficient Growth 3-year reserve replacement rate: 248% (2) 3-year reserve replacement cost: $2.76/Mcfe (2) 3-year production expense of $1.02/Mcfe (3) Opportunity ~900,000 net acres ~450,000+ net undeveloped acres 100+ prospects in inventory Access to 7,000+ blocks of recent vintage 3-D seismic data Production is pro-forma the Forest GOM acquisition as if the transaction occurred on January 1, 2006. Excludes costs and reserves associated with the Forest GOM acquisition. Production expense includes an annualized 2006 figure using the 9-month results ended Sept. 30, 2006. This PV-10 valuation uses prices that could not be used for SEC PV-10 and could not be used in SEC filings. Value MM Gas $/Mcf Oil $/Bbl SEC PV-10 $1,562 5.62 61.06 PV-10(4) $2,252 8.00 60.00

Shelf 328 Bcfe W. TX 258 Bcfe Deepwater 130 Bcfe Diversified Asset Base 2006 Proved Reserves -- 716 Bcfe

Strong Production Growth 2004 2005 2006 2007E Ave Daily Prod 37.6 29.1 80.6 105 0 20 0 10 Bcfe Annual Net Production 2007 Production Guidance Range CAGR = 43% ~15-20 Bcfe affected by hurricanes

2002 2003 2004 2005 2006 Successful Wells 5 7 9 5 18 Unsuccessful Wells 5 6 8 7 8 Successful GOM Drilling Record 69% 42% 53% 54% 50% 78 total wells drilled with 56% success rate Wells Drilled

Upside Opportunities

880,000+ net acres leased offshore Deep Shelf Deepwater Subsalt Conventional Shelf Conventional Shelf Deep Shelf Deepwater Sub-Salt Type 1.726 1.024 4.33 1.991 Conventional Shelf Deep Shelf Deepwater Sub-Salt Type 62 29 29 3 Conventional Shelf Deep Shelf Deepwater Sub-Salt Type 0.891 0.577 2.198 0.775 123 Prospects ~9.1 Tcfe, gross ~4.5 Tcfe, net Extensive Exploration Prospect Inventory

Seismic Coverage Access to over 7,000 blocks new vintage 3D seismic Volume agreements with four seismic providers Regional coverage over fields and prospects

2007 MMS Lease Sale Opportunity Prospective 2007 MMS Lease Sales Approximately 5300 leases available (including 900 first available) promises rare prospect expansion opportunity 2006 MMS Lease Sales 3/15/06: awarded nine blocks (two in deepwater) 8/16/06: awarded six blocks (all on shelf) Lease Expirations 2006-2009 (> 4,000 Blocks)

Vermilion 380 • 3 drilling opportunities • Reserve potential: 23-35 Bcfe, net (2P) South Marsh 149 • 4 drilling opportunities • Reserve potential: 13-25 Bcfe, net (3P) High Island 415 & 467 • Plan to drill 4-6 wells in 2007 • Reserve potential: 14-25 Bcfe, net (2P) Note: Mariner is the operator on projects above. (2P) = proved + probable reserves; (3P) = proved + probable + possible reserves. South Pass 24 • 5 development/exploitation drilling locations • 13 recompletion projects • 20 recompletion candidates • 13 gas lift optimization projects • Field-wide reserve potential: 50-75 Bcfe (3P) Eugene Island 342 • 5 drilling opportunities • Reserve potential: 20-30 Bcfe, net (3P) Shelf Exploitation Opportunities West Cameron 110 • 6 drilling opportunities • One 2007 success, second well drilling • Reserve potential: 92-150 Bcfe, net (3P)

Recent Success: High Island 116 #5 Recent Success: High Island 116 #5 Recent Success: High Island 116 #5 Forest B2 LQ NW SE Forest B2 ME #5 ST1 Fault A KD LD KT KQ KJ 3D Seismic provided by Fairfield Industries 540 feet net pay

Continuing Success: West Cameron 110

West Texas Opportunities Large acreage position with over 32,000 net acres 4+ year drilling inventory with over 500 locations Proprietary field infrastructure yields attractive netbacks Operating scale facilitates acquisition advantages

West Texas Performance Wells Drilled (gross) Proved Reserves Series 1 2003 90 2004 115 2005 205 2006 258 58% CAGR Series 1 2003 51 2004 54 2005 88 2006 164 48% CAGR Series 1 2003 51 2004 54 2005 88 2006 164

2007 Drilling Program

Shelf Deepwater West Texas Sacramento Basin East 0.45 0.43 0.12 0.16 Exploration Development Other East 0.3 0.68 0.02 By Region By Category Total 2007 CAPEX = $658 Million* * Excludes $19.1 million for hurricane-related plug and abandonment costs Diversified Capital Program

WC 130 MP 50 BA A24 AT 426 (2 wells) EI 337 HI A467 (3 wells) WC 110 (2 wells) 2007 Drilling - Shelf and Deepwater Expl. Conventional Shelf Deep Shelf Deep Water Drilling Dry Hole Success Dev. EB 424 (2 wells) EB 369 EB 414 SA 9 WC 252 HI 233 VR 261 VR 380 (3 wells) EI 342 (5 wells) SM 76 WC 163 SM 150 29 wells planned 7 wells drilling

Deepwater History Deepwater History Participated in 69 deepwater wells to date Drilled 41 operated deepwater wells Participated in 20 subsea completions Participated in 24 deepwater projects and operated 14 projects Executing 4 operated deepwater projects

500 feet gross gas pay (235 feet net) Bass Lite Project

Bass Lite Project Project Challenges Umbilical utilizing optical fiber Tieback distance: 56 miles Water depth: 6,750 feet Modified Diamond Ocean America to work in 6,750 feet of water Currently drilling well #1

Northwest Nansen - East Breaks 602/558

Series 1 ME 0.92 CPE 1.06 WTI 1.07 EPL 1.08 SGY 1.17 BDE 1.35 Series 1 EPL 0.93 SGY 1.08 ME 1.23 WTI 1.37 BDE 1.42 CPE 2.05 Series 1 ME 1.7 WTI 2.3 BDE 3.34 EPL 3.71 SGY 5.52 CPE Rolling Three-Year Production Costs (1) Rolling Three-year Reserve Replacement Costs (3) Taxes & Interest Expenses(2) ___________________________ 1. Year-end 2005 per Lehman Brothers (ME number does not include Forest GOM). 2. G&A and T&I metrics based on six-months ended June 30, 2006. 3. Per John S. Herold, year-end 2005. Callon Petroleum's 3-yr RRC listed as NM or not meaningful (costs equate to ~ $30.55/Mcfe). Series 1 ME 0.3 CPE 0.33 BDE 0.41 SGY 0.47 WTI 0.53 EPL 0.73 General & Administrative Costs(2) NM Low Costs Lead to Strong Margins

WTI EPL ME BDE SGY CPE 3.96 3.39 3.37 3.16 2.71 2.6 Enterprise Value / 2007E EBITDA(1) (2) ___________________________ Enterprise value based off 2/21/07 closing stock prices and third quarter 10-Qs. WTI reserves are pro-forma the Kerr-McGee acquisition. 2007 EBITDA source is Thomson Financial. Enterprise Value / Proved Reserves(1) BDE SGY EPL ME WTI CPE 4.5 4 3.5 3.4 3.1 3 ($/Mcfe) Value Upside

Diverse portfolio of development, exploitation, and exploration opportunities in 3 geographic basins Gulf of Mexico portfolio encompasses shelf, deep shelf, and deepwater opportunities West Texas assets are long-lived with extensive development potential Moderate risk profile Reserve integrity Add reserves at reasonable cost Focus on rate of return Live within means (borrow for acquisitions) Significant growth potential (acreage, data and prospects) Impact projects in the pipeline SSTB expertise adds value Underexploited shelf assets Large scale GOM lease expirations Rigs under contract enable drilling of prospect inventory and access to outside generated projects Mariner Value Proposition Balance Opportunity Efficient Growth